UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2005

ALTUS EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31444
(Commission File Number)

98-0361119
(IRS Employer Identification No.)

100-8900 Germantown Road, Olive Branch, Mississippi 38654
(Address of principal executive offices and Zip Code)

(662) 893-7376
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 4, 2005 the Registrant entered into a Loan Agreement with CodeAmerica Investments LLC, a company owned by our President, Milton Cox. Under the Loan Agreement, CodeAmerica has agreed to loan money to the Registrant periodically at an interest rate of 10% per annum. The loan will be due within five days of demand payment by CodeAmerica.

Item 9.01. Financial Statements and Exhibits.

10.1 Loan Agreement between Altus Explorations Inc. and CodeAmerica Investments LLC dated February 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS EXPLORATIONS INC.

/s/ Don Sytsma__________
By: Don Sytsma
Chief Financial Officer and Director
Date: February 7, 2005